Exhibit 99.1

Company Presentation March 2008

2 Forward-Looking Statements Some of the statements in this presentation constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward looking statements contained in this presentation involve risks and uncertainties as well as statements as to: availability of investment opportunities; general volatility of the market price of our securities; changes in our business strategy; our ability to consummate an appropriate investment opportunity within given time constraints; availability of qualified personnel; changes in our industry, interest rates, the debt securities markets or the general economy; changes in governmental regulations, tax rates and similar matters; changes in generally accepted accounting principles by standard-setting bodies; and the degree and nature of our competition. The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.

3 Why Vantage? Highly successful and proven management team – team members have joined from Pride, Transocean, ENSCO, Dolphin and Frontier – extensive operating experience and expertise Newest, highest capability ultra-premium drilling assets will generate superior margins and utilization Favorable deepwater drillship and ultra-premium jackup market trends Attractive valuation – US peer multiples suggest 50% or greater appreciation potential in the near-term Numerous follow-on growth opportunities Strategic relationship with TMT

Experienced Management Team and Board

	Years of experience	Relevant Experience
Paul A. Bragg *CEO and Director*	31 years	▪ CEO, Pride International (1999 – 2005) – Chief Operating Officer (1997 – 1999) – Vice President & CFO (1993 – 1997) ▪ Vice President & CFO, ENSCO (1983 – 1987)
Douglas Halkett *COO*	25 years	▪ Division manager in Northern Europe, Transocean (2003 – 2007) – Operations manager in the Gulf of Mexico (2001 – 2003) and in the UK (1996 – 2001) ▪ Various operations and business roles, Forasol-Foramer (1988 – 1996)
Douglas G. Smith *CFO*	17 years	▪ VP Financial Projects, Pride International (2007) – VP, Controller & Chief Accounting Officer (2004-2006) – Director, Budget & Strategic Planning (2003-2004) ▪ VP Finance and Accounting, COMSYS Information Technology Services (2000-2001)
Michael Derbyshire *VP – Marketing*	25 years	▪ Regional marketing & business development manager for Asia Pacific, Pride International (2006 – 2008) – Regional marketing & business development manager for Middle East (1996 – 2006) ▪ Various management positions, Forasol-Foramer (1982 – 1996)
Christopher G. DeClaire *VP – Strategic Planning and Director*	28 years*	▪ President, DeClaire Interests – a private investment firm (2002 – 2006) ▪ Partners, Odyssey Capital – a private equity firm (1998 – 2002) ▪ CEO, SkillMaster (1994 – 1998)
John C.G. O'Leary *Director*	31 years	▪ Director of Technip, Huisman-Itrec and Atlantic Oilfield Services (current) ▪ Partner, Pareto Offshore ASA (2004 – 2007) ▪ President (2004) and Vice President Marketing (1997 – 2003), Pride International
Jorge E. Estrada M. *Director*	37 years	▪ Director, Pride International (1993 – 2005) ▪ President & CEO, JEMPSA Media & Entertainment (1996 – Current) ▪ President, Geosource's worldwide drilling division – Vice President, Latin American exploration division
Marcelo D. Guiscardo *Director*	33 years	▪ President, Pioneer Natural Resources Argentina (2005 – 2006) ▪ Vice President, Pride's E&P Services business (2000 – 2005) ▪ Vice President, E&P for YPF Sociedad Anonima (1993 – 1999) ▪ Various management positions with ExxonMobil (1979 – 1993)
John Russell *Director*	46 years	▪ President, Baker Hughes (1998) ▪ President & CEO, Western Atlas (1997 – 1998) ▪ EVP & COO, Western Atlas' oilfield services division (1994 – 1997) ▪ Senior Vice President, Litton Industries (1991 – 1994)

*Non-energy

4

Organizational Structure


CEO
Houston
Singapore
Outsourced
Admin. Mgr.
Receptionist
Admin. Asst.
CFO
VP – Strategy
VP – Legal
COO
VP – Marketing
Int'l Admin. Mgr.
Director – Finance
Controller
Tax
IT/System
Assistant
Marketing Admin.
Marketing Consultant
Accountant*
Receptionist
IT Specialist*
VP – Engineering and Construction
VP – QHSE
HR Manager
Fleet Asset Mgr.
Operations Mgr.
Singapore Multi-Discipline Team
Korea Multi-Discipline Team
QHSE Asst.*
HR Coordinator*
Supply Chain Mgr.
Maintenance Mgr.
Rig Mgr. Emerald Driller
Ops Engineer
Rig Mgr.* Sapphire Driller
Rig Mgr.* Aquamarine Driller
Rig Mgr.* Topaz Driller
Rig Mgr.* Platinum Explorer
Rig Mgr.* Titanium Explorer

*: Positions to be filled

We have successfully recruited "the best of the best" from established drillers

5

6 Delivering on Our IPO Promise “Better than promised” Sizable initial transaction Utilize seller equity participation Utilize credit facility Speculative newbuild market very attractive Capitalize on market expertise and expanding offshore & deepwater spending trends “Quick strike” first transaction Ability to compete against established players for acquisition opportunities Acquire Initial Platform (IPO promise) $2.2 billion initial transaction 2 ultra-deepwater drillships and 4 ultra-premium jackups (currently under construction) Seller is taking $275 million in equity $440 million credit facility in place Professional relationships and industry contacts facilitated a quick transaction Seller chose Vantage among competing bids from established players Establish strong foundation for future expansion

7 Fleet Description 2 ultra-deepwater drillships DSME proprietary hull design – drilling depth of 40,000 feet – operate in up to 12,000 feet of water Construction ongoing at DSME Shipyard – Drillship 1 (Platinum Explorer): Q4 2010 – Drillship 2 (Titanium Explorer): Q3 2011 Expected to provide ~60% of VTG fully deployed cash flows Titanium Explorer marketing agreement in place; option pending 4 ultra-premium jackups Baker Marine Pacific Class 375 design – drilling depth of 30,000 feet – operate in up to 375 feet of water Construction ongoing at PPL shipyard under turnkey construction contracts – engineering oversight in place at shipyard – Jackup 1 (Emerald Driller): Q4 2008 – Jackup 2 (Sapphire Driller): Q3 2009 – Jackup 3 (Aquamarine Driller): Q3 2009 – Jackup 4 (Topaz Driller): Q4 2009 Expected to provide ~40% of VTG fully deployed cash flow

Ultra-Deepwater Drillship Overview

- Attractive drillship deliveries in Q4 2010 and Q3 2011
  - only 2 other uncontracted newbuild drillships to be delivered prior to Platinum Explorer
  - significant customer discussions, tenders and inquiries ongoing
  - construction project has commenced
  - DSME is a world-class ship builder

Historical drillship (7500+ ft.) dayrates & utilization



Dayrates
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
100%
80%
60%
40%
Utilization %
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dayrate
Marketed Utilization

Drillship segmentation by water depth



15%
< 4,000 ft.
40%
4,000 - 7,500 ft.
(a)
Newbuild 7500+ ft.
Vantage
18%
7,500+ ft.
27%
Total drillships: 62

(a) All newbuilds are in the 7,500+ ft. depth class.
Source: ODS-Petrodata

8

Precedent Newbuild Drillship Contracts

Fixture Date	Manager	Rig Name	Rig Water Depth (ft)	Operator	Region	Dayrate	Prior Dayrate	Duration	Contract Description	Start Date
19-Feb-08	Transocean	Deepwater Millenium	10,000	Anadarko	US GOM	$535,000	$445,000	3 years	3 years	Jul-10
15-Feb-08	Transocean	GSF Explorer	7,800	Marathon	Indonesia	510,000	380,000	2 years	2 years	Aug-09
29-Jan-08	Pride	Pride TBN 1	12,000	BP	US GOM	480,000	NA	5 years	5 years	Jul-10
24-Jan-08	Pride	Pride TBN 3	12,000	Petrobras	S America	500,000	NA	5 years	Performance bonuses of 15%-17% based upon term	Jun-11
19-Nov-07	Transocean	Discoverer Spirit	10,000	Anadarko	US GOM	520,000	497,000	3 years	3 years	Dec-10
8-Nov-07	Fred Olsen	Belford Dolphin	10,000	Anadarko	US GOM	525,000	425,000	3 years	3 years	May-10
30-Oct-07	Transocean	Deepwater Pathfinder	10,000	KNOC	Nigeria	600,000	395,000	0.25 years	4 months	Jun-09
24-Oct-07	Transocean	Deepwater Pacific 1	12,000	Reliance	Indian Ocean	525,000	NA	4 years	Option to convert to 5yr term by Oct. 08 at dayrate of $515K	Jan-10
25-Sep-07	Stena	Stena DrillMAX III	10,000	Hess	TBD	520,000	NA	5 years	5 years	Jul-09
Median						**$520,000**	**$425,000**	**3 years**		
Mean						**523,889**	**428,400**	**3 years**		

"We believe evidence continues to mount as to the length and strength of the deepwater cycle – a $600,000+ dayrate has become the market rate for near-term high spec floater availability."

- Lehman Brothers, Feb. 25, 2008

Source: ODS-Petrodata, company filings, press releases and websites

9

10 Premium Jackup Market Steady growth in demand and supply Consistently high utilization Under 300 premium jackups in worldwide fleet, including newbuilds under construction – Vantage targeting ultra-premium segment, under 70 total rigs (a) Excludes newbuilds under construction. (b) Lightly shaded portions of graph indicates newbuilds under construction. Source: ODS-Petrodata and company disclosure Vantage Total rigs: 285 Premium jackup segmentation by depth class(b) 29 28 26 25 21 19 0 5 10 15 20 25 30 35 RDC ESV RIG NE PDE DO Average jackup fleet age (a) “...(if the) world is planning on vast increases in oil and gas supply to make this happen, (the) world needs far more rigs.” - Matt Simmons, 2007 Oil and Money Conference, Oct. 31, 2007

11 Jackup Market Overbuilt? Maybe Not... “The seven long term jackup tenders in 2008 remain a positive sign that dayrates will sustain themselves throughout the brunt of the delivery schedule in 2008 and 2009. ... (this weeks’) slew of jackup fixtures augurs well for the oncoming delivery schedule and substantiates a common theme among managements this quarter of a stabilizing market.” - Dahlman Rose & Co., Feb. 25, 2008 and March 3, 2008 “International Jackup markets remain solid – management (ESV) believes ‘2008’ newbuilds will be absorbed.” - Lehman Brothers, Feb. 22, 2008 Strong increase in jackup demand next 12 months ...incremental demand estimated to be 61 units vs 38 newbuilds scheduled to be delivered in 2008 357 418 100 150 200 250 300 350 400 450 Dec 07 Dec 08 No. of rigs Jackup demand forecast Source: ODS-Petrodata Recent Analyst Sentiment “...demand for the next two to three years may be understated and will come to surface over time as operators scramble to replace rigs coming off contract.” - Morgan Stanley, Feb. 11, 2008 + 61 jackups “Rowan remains bullish on the international jackup market, citing a supply deficit of 44 to 58 jackups worldwide in 2008 and 2009.” - Credit Suisse, Feb. 28, 2008

Precedent Newbuild Jackup Contracts

Fixture Date	Manager	Rig Name	Rig Water Depth (ft)	Operator	Region	Dayrate	Prior Dayrate	Duration	Contract Description	Start Date
15-Feb-08	Sinvest	Deep Driller 5	350	PTTEP	Myanmar	$208,000	$198,000	3 months	3 months	Apr-08
23-Jan-08	Awilco	WilForce	400	Repsol YPF	Libya	198,000	NA	5 months	5 months	Jul-08
22-Jan-08	Rowan	Bob Keller	300	Saudi Aramco	S. Arabia	180,000	170,000	36 months	3 years	May-08
10-Dec-07	Ensco	Ensco 106	350	Apache	Australia	265,000	265,000	12 months	1 year	Mar-08
29-Nov-07	AWO	WilCraft	400	Peak Group	Australia	255,000	255,000	3 months	3 months	Jul-08
30-Oct-07	Scorpion Offshore	Offshore Courageous	350	RAK Petroleum	Middle East	190,000	190,000	6 months	6 months	Feb-08
19-Sep-07	Maersk Contractors	Maersk JU Tbn1	350	Dubai Petroleum	Middle East	180,000	NA	36 months	3 years	Jan-08
6-Sep-07	Scorpion Offshore	Offshore Defender	350	Petrobras	S America	185,000	NA	24 months	2 years	Mar-08
20-Aug-07	Awilco	WilBoss	400	Premier	SE Asia	220,000	NA	6 months	6 months	Jan-08
1-Aug-07	Sinvest	Deep Driller 4	375	Reliance	Indian Ocean	200,000	NA	12 months	1 year + 2 x 6 month options	Oct-07
31-Jul-07	Sinvest	Deep Driller 3	350	Petronas Carigali	SE Asia	TBD	225,000	2 months	2 wells	Jun-08
16-Jul-07	Jindal Drilling	Virtue I	350	ONGC	Indian Ocean	144,500	NA	60 months	5 years	Dec-08
13-Jul-07	Great Offshore	Samed Shikhar	350	ONGC	Indian Ocean	144,500	NA	60 months	5 years	May-09
18-Jun-07	Sinvest	Deep Driller 5	350	Cairn Energy	Indian Ocean	210,000	NA	6 months	2 wells + 1 well option	Dec-07
24-May-07	Scorpion Offshore	Offshore Courageous	350	Cairn Energy	Indian Ocean	190,000	NA	6 months	4 wells + 1x4 well option	Sep-07
9-Apr-07	Sinvest	Deep Driller 1	375	GSPC	Indian Ocean	194,000	165,000	24 months	2 years + 2 x 6 month options	May-07
15-Feb-07	Seadrill	West Triton	375	ADA	Aus/NZ	274,200	NA	9 months	9 months + options	Feb-08
NA	Perforadora Central	Panuco	350	PEMEX	Mexico	185,000	NA	33 months	1,000 days	2007
NA	Rowan	Hank Boswell	300	Saui Aramco	Middle East	190,000	NA	48 months	4 years	Mar-07
22-Dec-06	Awilco	WilSuperior	375	Thang Lo.	Vietnam	225,000	NA	12 months		May-07
Median						$194,000	$198,000	12 months		
Mean						202,011	209,714	20 months		

"Jackup markets remain stable, holding up much better than investor expectations based on extremely low trading multiples."

- Credit Suisse, Feb. 26, 2008

"In our view, the SCORE (Scorpion Offshore) transaction underscores the strong level of international demand (there were apparently multiple bidders) for offshore rigs and could have positive implications for both the GOM and international jack-up markets."

- Jefferies, Feb. 19, 2008

Note: Highlighting indicates Baker Marine Pacific Class 375 rigs.

Source: ODS-Petrodata, Company filings, press releases and websites

12

13 Fleet Value Appreciating Current embedded value Net asset value 2 Drillships @ mkt ($720 million) $1,440.0 4 Jackups @ mkt ($238 million each)(d) 952.0 TEV $2,392.0 Assuming warrant exercise Treasury stock method Less: Maximum debt $958.0(e) $1,356.2 Equity value $1,434.0 $1,035.7 Fully diluted share count 141.1 91.4 NAV / share $10.16 $11.33 $53 $46 $120 $72 $291 $0 $50 $100 $150 $200 $250 $300 $350 Drillship appreciation Interest savings Time to market Jackup appreciation Embedded value (a) PDE announced on January 23, 2008, entry into a construction contract for a SHI design drillship with 12,000 foot drilling capabilities for $720 million. VTG purchase price is $667 million f or a comparable drillship (Platinum Explorer firm order). (b) TMT is f inancing Platinum Explorer construction payments. Payment to seller will be 30% in September 2008 f or the drillship with balance due at delivery. Savings based on a construction loan assuming 8% interest, 30% down payment, 25% at close and 5 equal installments over 3 y r construction period. (c) Jackup deliveries are accelerated on average by 12 months versus a newbuild ordered today. The jackups were purchased at market rates, thus the value embedded in early delivery is approximately $30 to $40 million per rig (dayrate range of $185 to $215 discounted at 12%). (d) Current market price for a BMC 375 jackup is estimated to be $238 million (based on recent Scorpion Offshore purchase offer) compared to Vantage purchase price of $220 million apiece. (e) Assumes exercise of all warrants outstanding which will provide cash to VTG and thus reducing maximum debt outstanding. Maximum debt based on midpoint of day rate and costs as illustrated on page 27 in the appendix. (d) (c) (b) (a)

14 7.7x 7.4x 5.8x 5.5x 5.4x 5.1x 0.0x 5.0x 10.0x 15.0x RIG SDRL AWO SCORE NE ESV TEV / EBITDA 13.4x 8.9x 8.7x 7.5x 6.4x 5.6x 0.0x 5.0x 10.0x 15.0x SDRL AWO RIG SCORE NE ESV TEV / EBITDA Attractive Purchase Multiple TEV / 2008E EBITDA multiples TEV / 2009E EBITDA multiples Note: Market data as of February 28, 2008. (a) Based on fully -deployed EBITDA of $533 which includes entire drilling fleet (2 drillships). Estimates derived from midpoint of assumptions from page 27 of the appendix. (b) Based on buyout proposal pending; TEV adjusted for remaining newbuild capex and EBITDA taken on a fully-deployed basis from consensus research. Source: FactSet and Wall Street research VTG 3.9x – 4.6x purchase price multiple range (a) (b)

15 Discretionary FCF Analysis 2008 ($ in millions except per share data) PDE ESV DO NE VTG(c) Price $35.93 $61.24 $122.99 $51.43 $8.00 FDS 180.5 146.2 139.4 273.2 91.4 CFPS(a) $4.79 $9.37 $12.74 $7.38 $3.89 P/CFPS 7.5x 6.5x 9.7x 7.0x 2.1x Operational CF $864.6 $1,370.0 $1,775.7 $2,017.7 $355.5 Maintenance capex(b) 385.0 100.0 500.0 620.0 8.0 Discretionary CF $479.6 $1,270.0 $1,275.7 $1,397.7 $347.5 Maintenance capex as a % of Operational CF 45% 7% 28% 31% 2% DCFPS $2.66 $8.69 $9.15 $5.11 $3.80 P/DCFPS 13.5x 7.0x 13.4x 10.1x 2.1x Note: Market data as of February 28, 2008. (a) CFPS per consensus estimates. VTG cash flows shown on a 2012 fully-deployed basis which includes 4 jackups at midpoint dayrates of $200k per day and 2 drillships at midpoint dayrate of $525k per day. (b) 2008 maintenance capex per company disclosures and company guidance. (c) Assumed $8.00 share price and fully-diluted share count using the treasury stock method. Source: Company fillings, FactSet, Wall Street research Old fleets require extraordinary maintenance spending “As rig fleet ages, expect more downtime. ...the industry’s assets... are getting ‘long in the tooth’. ” - Matt Simmons, 2007 Oil and Money Conference, Oct. 31, 2007

16 Vantage Growth Strategy • 2 ultra-deepwater drillships • 4 newbuild ultra-premium jackups • Best in class rigs ensure high utilization, dayrates and margins • Expertise, reputation and skill to expand rapidly • Contract rigs • Shipyard supervision to ensure timely delivery • Deploy • Management contracts of third-party rigs • Additional acquisitions under review • Operating assets & newbuilds • Primarily debt financed / contract-backed Follow-on Acquisition Targets Value Enhancements Current Fleet

17 TMT is one of the world’s largest privately-owned shipping companies TMT will become a major shareholder of and strategic partner to Vantage – consideration to TMT includes approximately $275 million in units (a) High strategic value to Vantage – level of equity investment demonstrates commitment to the long-term growth of Vantage and the management team – exceptional shipyard relationships (TMT is a global shipping owner and operator of approximately 130 vessels with 39 shipyard projects) – shipping provider for essentially all major oil and gas and national oil companies – keen insight into important global markets, particularly Asia Strategic Partner – TMT (a) $275 million represents approximately a 41% ownership stake on a fully diluted basis.

18 Why Vantage? Highly successful and proven management team – team members have joined from Pride, Transocean, ENSCO, Dolphin and Frontier – extensive operating experience and expertise Newest, highest capability ultra-premium drilling assets will generate superior margins and utilization Favorable deepwater drillship and ultra-premium jackup market trends Attractive valuation – US peer multiples suggest 50% or greater appreciation potential in the near-term Numerous follow-on growth opportunities Strategic relationship with TMT

19 Transaction Summary Company: Vantage Energy Services, Inc. (“VTG”) IPO date / size: $276 million IPO (including greenshoe) on May 30, 2007 Initial acquisition date: Announced August 30, 2007 Assets: 2 ultra-deepwater DSME proprietary design drillships (1 firm, 1 option pending) and 4 Baker Marine Class 375 ultra-premium jackup rigs (firm) Purchase price: $667 million for initial drillship and $220 million per jackup Financing: Platinum Explorer construction financed (30% VTG payment – September 2008, 70% at delivery – November 2010) Titanium Explorer (option pending) $440 million term facility in place for jackups Delivery dates of rigs: Platinum Explorer: November 2010; Titanium Explorer: July 2011 Emerald Driller: Q4 2008; Sapphire Driller: Q3 2009; Aquamarine Driller: Q3 2009; Topaz Driller: Q4 2009 Seller: Taiwan Maritime Transport ("TMT") Projected acquisition closing: Mid-April 2008

Q & A

Appendix

22 Financing Overview TMT drillship financing – TMT financing construction payments – VTG pays 30% of $667 purchase price for Platinum Explorer in September 2008, balance at delivery from the shipyard in Nov. 2010 – Titanium Explorer (option pending) – Platinum Explorer interest savings of approximately $46 million – cash flow from jackups helps finance drillships VTG has received a firm commitment for a $440 million debt facility for jackup rigs – $400 million term loans and $40 million line of credit – term borrowings limited to lesser of 45% of total costs or $100 million per jackup rig – $10 million line of credit per jackup rig – interest rate under facility will be LIBOR + 1.75% - 2.75% depending upon contracting and operating status of the jackup rigs – facility expires 7 years and 3 months from delivery of each rig

23 Discounted Cash Flow Modeling Assumptions Note: Dayrates based on current market rates. (a) Includes remaining construction payments (including rig outfitting) and maintenance capex for the jackup rigs and deepwater drillship. Slide 29 illustrates on a rigby-rig basis (b) Assumed 20% tax rate. Company could realize effective tax rates of as low as 8%. Source: ODS-Petrodata and Wall Street research Assumptions 2008 2009 2010 2011 2012 2013 Drillship economics Utilization -- -- -- 98% 98% 98% Dayrates (USD 000s) -- -- -- $475 – $575 $475 – $575 $475 – $575 Daycosts (USD 000s) -- -- -- $95 – $110 $95 – $110 $95 – $110 Delivery schedule DS #1 – Q4 DS #2– Q3 Jack-up rig economics Utilization 98% 98% 98% 98% 98% 98% Dayrates (USD 000s) $185 – $215 $185 – $215 $185 – $215 $185 – $215 $185 – $215 $185 – $215 Daycosts (USD 000s) $35 – $45 $35 – $45 $35 – $45 $35 – $45 $35 – $45 $35 – $45 Delivery schedule JU #1 – Q4 JU #2 – Q3 JU #3 – Q3 JU #4 – Q4 Total capex (mm)(a) (USD 000s) $523 $443 $471 $490 $8 $8 SG&A (USD 000s) $3 $8 $10 $10 $10 $10 Tax rate(b) 20.0% Cost of capital 8 – 10%

24 Pro Forma Ownership Structure Note: Conversion price on all warrants (except underwriter warrants) is $6.00/share. (a) Underwriter units are an option to purchase 1.25 mm units at $9.60 per unit (1 common share and 1 warrant per unit). The associated 1.25mm warrants have a $7.20 strike. Fully-diluted ownership structure @ assumed $8.00 share price (in millions) Issued shares and warrants % ownership Fully-diluted shares (TSM) % ownership IPO shareholders Public shares 34.500 24.5% 34.500 37.7% Public warrants 34.500 24.5 8.625 9.4 Founders’ warrants 3.375 2.4 0.844 0.9 Founders’ shares 7.875 5.6 7.875 8.6 Underwriter units(a) 2.500 1.8 0.000 0.0 Equity issued to seller Seller shares 33.333 23.6 33.333 36.5 Seller warrants 25.000 17.7 6.250 6.8 Total shares 141.083 100.0% 91.427 100.0%

25 Drillship and Jackup Payment Schedule Drillship market prices have escalated as evidenced by recently announced construction contracts for drillships for $720-740 million – fixed price, turnkey construction contracts Initial jackup construction contracts entered into in 2005 at very attractive prices – fixed price, turnkey construction contracts with PPL Market today is approximately $230-240 million per jackup with delivery in approximately 2– 3 years Rig Payment Schedule Note: $203 million in construction payments will be paid at transaction close (Mid-April 2008 ). Excludes rig outfitting costs. Source: ODS-Petrodata, VTG estimates $27 $56 $123 $307 $37 $68 $79 $227 $467 $483 0 100 200 300 400 500 600 700 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 $ in millions Emerald Driller Sapphire Driller Aquamarine Driller Topaz Driller Platinum Explorer Titanium Explorer Total future construction payments: $1,873 Delivery of Emerald Driller Delivery of Sapphire and Aquamarine Driller Delivery of Topaz Driller Delivery of Platinum Explorer Delivery of Titanium Explorer 2008 2009 2010 2011